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                                                                   Exhibit 10.45

                    AGREEMENT No. 005.04 ON CRUDE OIL SALES

                    DATED 01ST APRIL 2004 (THE "AGREEMENT")


CONCLUDED BETWEEN NINOTSMINDA OIL COMPANY LIMITED AND SVETI LTD AS FOLLOWS:


1.       SELLER:

NINOTSMINDA OIL COMPANY LIMITED
22, STASICRATOUS
OLGA COURT
P.O.BOX 48
NICOSIA, CYPRUS

2.       BUYER:

SVETI LIMITED
21 KEKELIDZE STREET, APT.22
TBILISI, GEORGIA

3.       CONTRACT PERIOD:

THIS AGREEMENT COMMENCES ON THE DATE HEREOF AND SHALL CONTINUE FOR THE PERIOD STIPULATED HEREIN ("CONTRACT PERIOD"). THIRTY (30) DAYS PRIOR TO THE END OF THE DELIVERY PERIOD AS DEFINED IN ARTICLE 4 HEREIN, THE PARTIES AGREE TO MEET TO DISCUSS THE CONTINUATION OF THE AGREEMENT ON MUTUALLY ACCEPTABLE TERMS TO BE AGREED AT THE TIME.

4.       QUANTITY:

THE TOTAL QUANTITY OF CRUDE OIL TO BE MADE AVAILABLE FOR SALE BY THE SELLER TO THE BUYER OF THE SELLER'S SHARE OF CRUDE OIL PRODUCED UNDER THE NINOTSMINDA PRODUCTION SHARING CONTRACT ("OIL") UNDER THE TERMS OF THIS AGREEMENT SHALL BE 90,000 (NINETY THOUSAND) METRIC TONNES + 10% ("CONTRACT QUANTITY") COMMENCING IN MARCH 2004 AND CONTINUING FOR A PERIOD OF 12 CONSECUTIVE MONTHS ("DELIVERY PERIOD"). THE AVERAGE MONTHLY QUANTITY OF OIL AVAILABLE FOR SALE TO THE BUYER SHALL BE 7,500 (SEVEN THOUSAND FIVE HUNDRED) METRIC TONNES ("MONTHLY QUANTITY"). IF THE QUANTITY OF OIL MADE AVAILABLE TO THE BUYER IN ANY MONTH IS LESS THAN THE MONTHLY QUANTITY, THE SELLER SHALL ENDEAVOUR TO MAKE AN ADDITIONAL QUANTITY OF OIL AVAILABLE TO THE SELLER IN SUBSEQUENT MONTHS FROM ITS SHARE OF PRODUCTION SO AS TO MAINTAIN THE AVERAGE MONTHLY QUANTITY DURING THE DELIVERY PERIOD. IN THE EVENT THAT THE TOTAL QUANTITY OF OIL MADE AVAILABLE FOR PURCHASE TO THE BUYER DURING THE DELIVERY PERIOD IS LESS THAN THE CONTRACT QUANTITY, THE CONTRACT DELIVERY PERIOD SHALL BE EXTENDED FOR SUCH ADDITIONAL PERIOD AS NECESSARY TO ALLOW THE CONTRACT QUANTITY TO BE MADE AVAILABLE TO THE BUYER. BUT THE SELLER IS ONLY OBLIGED TO DELIVER OR MAKE AVAILABLE TO THE BUYER ITS SHARE OF OIL ACTUALLY PRODUCED. IN THE EVENT THAT THE SELLER FAILS TO PRODUCE THE CONTRACT QUANTITY THE SELLER SHALL HAVE NO LIABILITY TO THE BUYER AS A RESULT OF THAT FAILURE OTHER THAN AS SET OUT HEREIN.

IN THE EVENT THE QUANTITY OF OIL PRODUCED IN ANY MONTH BY THE SELLER EXCEEDS THE MONTHLY QUANTITY AND THE SELLER HAS MADE AVAILABLE TO THE BUYER THE AVERAGE MONTHLY QUANTITY AS PROVIDED FOR IN THIS ARTICLE 4, THE AMOUNT OF OIL IN EXCESS OF THE MONTHLY QUANTITY SHALL BE OFFERED FOR SALE TO the BUYER ON A FIRST PRIORITY BASIS AT THE THEN PREVAILING MARKET TERMS.


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THE CONVERSION RATIO FOR METRIC TONNES: BARRELS SHALL BE DETERMINED FROM SAMPLES
TAKEN AT THE TIME OF DELIVERY.

5.       QUALITY:

OIL MADE AVAILABLE UNDER THIS AGREEMENT SHALL BE NINOTSMINDA CRUDE OIL OF NORMAL EXPORT QUALITY WITH THE FOLLOWING GUARANTEED SPECIFICATION:

- DENSITY AT 200 C ................................     820 - 840 KG/CSM
- SULPHUR .........................................     MAX 0,2 WT PCT
- WATER ...........................................     MAX 1.0 PCT

QUALITY OF OIL SHOULD COINCIDE WITH THE EXISTING NORMS. SELLER AND BUYER SHALL MEET TO AGREE THE APPOINTMENT OF AN INDEPENDENT EXPERT LABORATORY, TO WHOM ANY DISPUTES CONCERNING THE QUALITY OF THE OIL OR THE METHOD OF TESTING THEREOF SHALL BE REFERRED AND BOTH PARTIES MUST ACCEPT THE DECISION OF THE EXPERT.

6.       DELIVERY:

ON A MONTHLY BASIS ON A DATE TO BE AGREED BETWEEN BUYER AND SELLER, SELLER SHALL MAKE OIL AVAILABLE TO THE BUYER AT GEORGIAN OIL'S STORAGE RESERVOIRS AT SAMGORI
(NGDU) IN CAR TANKS PROVIDED BY THE BUYER ("DELIVERY POINT"). OIL SHALL BE CONSIDERED DELIVERED AS THE OIL PASSES THE FILLING HOSE TO THE CAR TANKS. THE SELLER, BUYER AND THE OPERATOR OF THE OIL STORAGE AND LOADING FACILITY WILL SIGN THE RELATED DELIVERY ACT.

7.       PRICE:

THE PRICE IN US DOLLARS PER NET US BARREL AT THE DELIVERY POINT FOR OIL DELIVERED DURING EACH MONTH SHALL BE EQUAL TO THE AVERAGE OF THE MEAN OF THREE QUOTATIONS IN THE PLATTS CRUDE OIL MARKETWIRE FOR BRENT DATED QUOTATIONS MINUS A DISCOUNT IN US DOLLARS PER NET US BARREL ESTABLISHED IN ACCORDANCE WITH THE FOLLOWING FORMULA:


                          DATED BRENT (US$/BBL)   DISCOUNT (US$/BBL)
                          ---------------------   ----------------

                             LESS THAN 15.00             6.00
                              15.01 - 20.00              6.50
                              20.01 - 25.00              7.00
                            REATER THAN 25.01            7.50


IN THE EVENT THAT THE MONTHLY QUANTITY IS LESS THAN 7,000 (SEVEN THOUSAND) METRIC TONNES, THE PRICE SHALL BE EQUAL TO THE AVERAGE OF THE MEAN OF THREE QUOTATIONS IN THE PLATTS CRUDE OIL MARKET WIRE FOR URALS [MED] QUOTATIONS MINUS A DISCOUNT IN US DOLLARS PER NET US BARREL ESTABLISHED IN ACCORDANCE WITH THE FOLLOWING FORMULA:

                           URALS MED (US$/BBL)   DISCOUNT (US$/BBL)
                           -------------------   ----------------

                             LESS THAN 15.00            5.50
                              15.01 - 20.00             6.00
                              20.01 - 25.00             6.50
                            GREATER THAN 25.01          7.00


IN THE CASE OF EXPORT SALES, THE APPLICABLE QUOTATIONS SHALL BE THE THREE PUBLISHED RELEVANT QUOTATIONS FOR THREE CONSECUTIVE TRADING DAYS TO BE AGREED AT THE TIME THE EXPORT CONTRACT IS SIGNED AND MUST BE WITHIN THE PERIOD BETWEEN THE FIFTH AND FIFTEENTH DAY FOLLOWING COMPLETION OF DELIVERY OF OIL.


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IN THE CASE OF LOCAL SALES WITHIN GEORGIA, THE APPLICABLE QUOTATIONS SHALL BE
THE THREE RELEVANT QUOTATIONS FOR THE THIRD, FOURTH AND FIFTH DAYS FOLLOWING THE SIGNING OF THE CONTRACT. IF ANY OF THE QUOTATION DAYS FALLS ON A SATURDAY OR SUNDAY OR OTHER NON-TRADING DAY, THE NEAREST EARLIER QUOTATIONS SHALL APPLY.

THE PRICE HAS BEEN CALCULATED EXCLUSIVE OF VAT, HOWEVER VAT IS PAYABLE ON SALES UNDER THE AGREEMENT AND THIS WILL BE LEVIED AT THE EFFECTIVE RATE CURRENT IN THE TERRITORY OF GEORGIA AT THE TIME AND SHALL BE PAYABLE BY THE BUYER TO THE SELLER.

8.       SECURITY FOR PAYMENT:

AS SECURITY FOR PAYMENT AND HAVING THE OPTION TO LIFT OIL ON A MONTHLY BASIS DURING THE CONTRACT PERIOD THE BUYER WILL DEPOSIT TWO MILLION THREE HUNDRED THOUSAND US DOLLARS (USD 2,300,000) ("SECURITY") WITH THE SELLER:

THE SECURITY WILL BE RETAINED BY THE SELLER FOR ITS OWN USE AND ACCOUNT UNTIL 1ST MARCH 2005 AND WILL BE REPAID TO THE BUYER AFTER THE END OF THE DELIVERY PERIOD THROUGH THE DELIVERY OF AN ADDITIONAL QUANTITY OF OIL TO THE VALUE OF THE SECURITY AT THE PRICE SET OUT IN THE AGREEMENT AND AT THE RATE OF THE SELLER'S SHARE OF MONTHLY PRODUCTION. THIS AGREEMENT SHALL REMAIN IN FORCE UNTIL THE SECURITY IS FULLY REPAID THROUGH THE DELIVERY OF OIL OR OTHER MEANS AS PROVIDED FOR IN ARTICLE 14 HEREIN.

9.       TERMINATION OF EARLIER AGREEMENTS:

ON EXECUTION OF THIS AGREEMENT, THE AGREEMENT NO. 006.03 ON CRUDE OIL SALES DATED 5TH MAY 2003 AND THE AGREEMENT NO. 014.03 ON CRUDE OIL SALES DATED 10TH OCTOBER 2003 BETWEEN THE PARTIES SHALL TERMINATE AND THE SECURITY PAYMENTS UNDER THESE AGREEMENTS IN THE TOTAL AMOUNT OF TWO MILLION THREE HUNDRED THOUSAND US DOLLARS (USD 2,300,000) SHALL BE ASSIGNED TO THIS AGREEMENT AS OF THE DATE HEREOF. NEITHER THE BUYER NOR THE SELLER SHALL HAVE ANY FURTHER OBLIGATIONS OR LIABILITIES TO EACH OTHER UNDER THE AGREEMENTS DATED 5TH MAY 2003 AND 10TH OCTOBER 2003.

10.      PAYMENT:

THE BUYER SHALL PAY OR CAUSE TO BE PAID INTO SELLER'S NOMINATED BANK ACCOUNT:

1. IN THE CASE OF LOCAL SALES, VALUE IN FULL PRIOR TO COMMENCEMENT OF DELIVERY OF OIL CALCULATED IN ACCORDANCE WITH THE PROVISIONS OF
         ARTICLE 7 ABOVE IN US DOLLARS NET CASH, WITHOUT WITHHOLD, OFFSET, COUNTERCLAIM OR DEDUCTION WHATSOEVER;

OR

2. IN THE CASE OF EXPORT SALES, A PROVISIONAL PAYMENT PRIOR TO COMMENCEMENT OF DELIVERY OF OIL BASED ON THE RELEVANT MARKER PRICE ON THE DATE THE EXPORT CONTRACT IS SIGNED LESS THE DISCOUNT IN US DOLLARS NET CASH, WITHOUT WITHHOLD, OFFSET, COUNTERCLAIM OR DEDUCTION WHATSOEVER. THE FINAL PRICE SHALL BE ESTABLISHED IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE 7 ABOVE AND ANY UNDER PAYMENTS OR OVER PAYMENTS AS APPROPRIATE IN US DOLLARS NET CASH, WITHOUT WITHHOLD, OFFSET, COUNTERCLAIM OR DEDUCTION WHATSOEVER SHALL BE PAID BY THE BUYER OR THE SELLER AS APPROPRIATE.


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11.      RISKS AND PROPERTY:

NOTWITHSTANDING ANYTHING HEREIN EXPRESSLY OR BY IMPLICATION TO THE CONTRARY, THE RISK AND PROPERTY IN THE OIL DELIVERED HEREUNDER SHALL PASS TO THE BUYER AT THE DELIVERY POINT.

12.      LAW AND JURISDICTION:

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH ENGLISH LAW AND THE PARTIES SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE LONDON HIGH COURT WITHOUT RECOURSE TO ARBITRATION.

IN THE EVENT THE BUYER IS UNABLE TO PURCHASE OIL PRODUCED DURING ANY MONTH, THE BUYER SHALL NOTIFY THE SELLER BY 1ST DAY OF THE MONTH IN WHICH THE OIL IS TO BE LIFTED ("ELECTION DATE") OF SUCH INABILITY TO PERFORM AND ON RECEIVING SUCH NOTICE THE SELLER SHALL BE ENTITLED TO SELL THE MONTHLY QUANTITY AT ITS DISCRETION. SHOULD THE SELLER RECEIVE NO NOTIFICATION FROM THE BUYER BY THE ELECTION DATE THEN IT SHALL BE DEEMED THAT THE BUYER HAS ELECTED TO LIFT THE MONTHLY QUANTITY AND PAYMENT WILL BE DUE IN ACCORDANCE WITH THE PROVISIONS OF
ARTICLE 10 HEREIN. HOWEVER SELLER SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT IN THE EVENT THAT BUYER FAILS TO MAINTAIN ITS PAYMENT OBLIGATIONS UNDER THIS AGREEMENT FOR OIL DELIVERED BY THE SELLER AND RECEIVED BY THE BUYER OR TO COMPLY WITH THE OTHER PROVISIONS OF THIS AGREEMENT. SUCH TERMINATION SHALL BE WITHOUT PREJUDICE TO THE SELLER'S OTHER RIGHTS HEREUNDER.

13.      FORCE MAJEURE:

IF EITHER PARTY IS RENDERED UNABLE TO PERFORM FULLY OR IN PART ANY OBLIGATION UNDER THIS AGREEMENT, EXCEPT IN RELATION TO OBLIGATIONS TO MAKE PAYMENTS DUE UNDER THIS AGREEMENT, THEN TO THE EXTENT THAT SUCH INABILITY ARISES FROM A CAUSE OR CAUSES BEYOND THAT PARTY'S CONTROL AND UPON SUCH PARTY PROMPTLY GIVING WRITTEN NOTICE TO THE OTHER PARTY OF SUCH CAUSE(S), NEITHER PARTY SHALL BE LIABLE TO THE OTHER IN DAMAGES OR OTHERWISE AND THE TIME FOR PERFORMANCE OF THE AFFECTED OBLIGATION SHALL BE EXTENDED DURING AND FOR THE PERIOD OF INABILITY SO CAUSED, UP TO A MAXIMUM OF THIRTY (30) CALENDAR DAYS.

SHOULD SUCH PERIOD OF INABILITY CONTINUE IN EXCESS OF THIRTY (30) CALENDAR DAYS, EITHER PARTY SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO THE OTHER PARTY, IN WHICH CASE NEITHER PARTY SHALL BE RESPONSIBLE FOR FURTHER PERFORMANCE NOR LIABLE IN ANY WAY TO EACH OTHER, PROVIDED THE SECURITY PAYMENT IN THE AMOUNT OUTSTANDING AT THE TIME SHALL BE RETURNED WITHIN FIVE (5) BANKING DAYS BY THE SELLER.


THE TERM CAUSE(S) BEYOND THAT PARTY'S CONTROL USED HEREIN SHALL INCLUDE (BUT WITHOUT LIMITING THE GENERALITY OF SUCH TERM): AN act of God, war (declared or undeclared), military operations, blockade, revolution, disturbance, trade restriction, ACTION BY ANY GOVERNMENT OR GOVERNMENTAL OR CIVIL OR MILITARY AUTHORITY, embargo, strike, lock-out or labour dispute, fire, ice conditions, or any OTHER cause OF A SIMILAR NATURE AS DESCRIBED HEREIN BEYOND THAT PARTY'S CONTROL.


14.      OTHER TERMS:

ON THE BASIS OF THE BUYER'S WRITTEN REQUEST, THE SELLER WILL ASSIST THE BUYER TO EXPORT OIL THROUGH PROPERLY EXECUTED OIL SALES CONTRACTS WITH A THIRD PARTY ON THE SAME TERMS AS STIPULATED IN THIS AGREEMENT PROVIDING THIS IS DONE IN ACCORDANCE WITH GEORGIAN LEGISLATION AND THE BUYER INDEMNIFIES THE SELLER FROM AND AGAINST ANY AND ALL CLAIMS OF ANY KIND, LIABILITIES INCLUDING BUT NOT LIMITED TO VAT PAYMENTS, AND EXPENSES WHICH MAY EMERGE AS A RESULT OF THE SELLER ENTERING INTO SALES CONTRACTS WITH A THIRD PARTY AT THE REQUEST OF THE BUYER. SUCH INDEMNIFICATION SHALL BE COVERED FROM THE SECURITY PROVIDED BY THE ARTICLE 8 OF THIS AGREEMENT.


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IN THE EVENT THE BUYER PAYS TWO MILLION THREE HUNDRED THOUSAND US DOLLARS (USD
2,300,000) UNDER THIS AGREEMENT TO THE SELLER AND THE SELLER BECOMES UNABLE TO SUPPLY THE BUYER WITH OIL OR RETURN ANY REMAINING UNPAID AMOUNT OF THE SECURITY IN ACCORDANCE WITH THE TIME TERM OF THE AGREEMENT A PENALTY IN THE AMOUNT OF TWENTY (20) PER CENT PER ANNUM I.E. 0.0548% PER EACH DAY DELAY SHALL APPLY.


THIS AGREEMENT IS MADE IN GEORGIAN AND ENGLISH, TWO EQUAL COPIES IN EACH
LANGUAGE.


14.      ENTIRE AGREEMENT


THIS AGREEMENT CONTAINS THE ENTIRE AGREEMENT OF BOTH PARTIES AND IT CANNOT BE MODIFIED UNLESS IN WRITING.

15.      BANK DETAILS:

US DOLLAR ACCOUNT:

HSBC BANK INTERNATIONAL LIMITED
PO BOX 315, ST PETER PORT
GUERNSEY GY1 3JQ
CHANNEL ISLANDS

SWIFT:                                  MIDLJESH
ACCOUNT CURRENCY:                       US DOLLARS
ACCOUNT NAME:                           NINOTSMINDA OIL COMPANY USD ACCOUNT
ACCOUNT NO.:                            011 645496 361
COVER THROUGH:                          BANKERS TRUST COMPANY
                                        1 BANKERS TRUST PLAZA
                                        LIBERTY STREET
                                        NEW YORK
                                        NY 10006

                                        A/C NO.: 04082437
                                        SPECIAL INSTRUCTIONS: BKTRUS33

GEORGIAN LARI ACCOUNT:

CARTU BANK VAKE BRANCH, TBILISI
CODE: 220101079
NINOTSMINDA OIL COMPANY LIMITED, REPRESENTATION IN GEORGIA
ACC.NO. 36006


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16.      SIGNATURES:

SIGNED ON 16TH MARCH 2004.


FOR NINOTSMINDA OIL COMPANY LIMITED:                         FOR SVETI LIMITED:


/s/ Zaza Gorgadze                                          /s/ Zaal Samkharadze
................................                           .....................
ZAZA GORGADZE                                                  ZAAL SAMKHARADZE
REP IN GEORGIA                                                         DIRECTOR


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